RSI RETIREMENT TRUST

                           ACTIVELY MANAGED BOND FUND
                           INTERMEDIATE-TERM BOND FUND
                                VALUE EQUITY FUND

                          Supplement dated May 4, 2004
                      to Prospectus dated February 1, 2004




         On January 22, 2004, the Board of Trustees of RSI Retirement Trust (the "Trust"), including a majority of independent Trustees, approved a proposed sub-advisory agreement between Retirement System Investors Inc. ("Investors") and Shay Assets Management, Inc. ("Shay") and related modifications to Schedule I to the current investment management agreement (the "Management Agreement") between the Trust and Investors relating to investment management of the Actively Managed Bond Fund ("AMBF"), Intermediate-Term Bond Fund ("ITBF") and Value Equity Fund ("Value"). At a Special Meeting of Trust unitholders, held on April 29, 2004, the unitholders of AMBF, ITBF, and Value respectively approved the sub-advisory agreement between Investors and Shay, and also the related modifications to Schedule I to the Management Agreement between the Trust and Investors. Shay assumed a sub-advisory role for AMBF, ITBF, and Value, effective May 3, 2004. In providing its services, Shay will employ the portfolio managers that previously managed the assets of each of the above investment funds as employees of Investors.

         Shay is a wholly-owned subsidiary of Shay Investment Services, Inc., a diversified financial services company that is a closely held corporation controlled by Rodger D. Shay, Sr. and Rodger D. Shay, Jr. Shay was founded in 1997 and currently manages approximately $5 billion in assets. Shay is located at 230 West Monroe Street, Chicago, Illinois 60606, and also has offices in Miami, Florida and New York, New York.

         The AMBF and ITBF portfolios will continue to be managed by Deborah A. DaGiau, who previously managed these investment funds for Investors. Shay will receive an annual fee of 0.25% on the first $150 million of assets and 0.20% on assets over $150 million, with the assets under management of both the AMBF and ITBF combined for purposes of determining the fee breakpoints. Under the related modifications to the Management Agreement, Investors will receive 0.15% on AMBF and ITBF assets under management.

         The Value portfolio will continue to be managed by Martin J. Cunningham, CFA, who previously managed this investment fund for Investors. Shay will receive an annual fee of 0.35% on the first $150 million of assets and 0.30% on assets over $150 million. Under the related modification to the Management Agreement, Investors will receive 0.20% on Value assets under management.

         Fees are payable as of the last day of each calendar quarter, based on the average of the asset value (or aggregate average of the asset values in the case of the AMBF and ITBF), as of the last day of each month of each calendar quarter. Background information on Ms. DaGiau and Mr. Cunningham appears on page 24 of the Prospectus.